EXHIBIT 99.1

SolarMax Technology, Inc. Reports Fiscal Year 2023 Financial Results

RIVERSIDE, CA – April 16, 2024 (GLOBE NEWSWIRE) – SolarMax Technology, Inc. (Nasdaq SMXT) (“SolarMax” or the “Company”), an integrated solar energy company, today reported financial results for its fiscal year ended December 31, 2023.

Fiscal Year 2023 Financial Highlights

•	Revenue increased to $54.1 million, up 21% from 2022
•	Gross profit increased to $11.1 million, up 49% from 2022
•	Gross margin improved to 21%, up from 17% in 2022
•	Total operating expense decreased to $10.7 million, down 31% from 2022
•	Net income improved to $0.4 million, from a net loss of $6.9 million in 2022

“We are proud to report a year of growth and operational progress for SolarMax,” stated David Hsu, CEO of SolarMax. “Our overall revenue increased by 21% in 2023, driven primarily by robust demand for our solar solutions in the expansive US market. Our ability to improve gross margins amidst rising costs highlights the effectiveness of our strategic pricing and operational efficiency. As we look ahead, the recent successful completion of our IPO not only marks a major milestone for SolarMax but also strengthened our foundation for future growth."

About SolarMax Technology Inc.

SolarMax is an integrated solar and renewable energy company. A solar energy system retains the direct current (DC) electricity from the sun and converts it to alternating current (AC) electricity that can be used to power residential homes and commercial businesses. The solar business is based on the ability of the users of solar energy systems to save on energy costs and reduce their carbon imprint as compared with power purchased from the local electricity utility company. SolarMax was founded in 2008 to engage in the solar business in the United States and commenced operations in China in 2016. SolarMax’s United States operations primarily consist of the sale and installation of photovoltaic and battery backup systems for residential and commercial customers and sales of LED systems and services to government and commercial users.  SolarMax’s China operations consist primarily of identifying and procuring solar farm projects for resale to third parties and performing EPC services primarily for solar farm projects.   All of SolarMax’s revenues for 2022 and 2023 were generated by its United States operations.

Our website is www.solarmaxtech.com.  Any information contained on, or that can be accessed through, our website or any other website or any social media is not a part of this press release.

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Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company's actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements are subject to risk and uncertainties, including, but not limited to, Solarmax’ ability to operate profitably in the future; (ii) SolarMax’ ability to obtain financing when required for its operations; (iii) SolarMax’ ability to generate profitable business in China; (iv) SolarMax’ ability to collect receivables from its China segment and (v) those risks described in “Cautionary Note on Forward-Looking Statements” “Item 1A Risk Factors,” “Item Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 16, 2024. SolarMax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that SolarMax’ actual results may be materially different from what we expect.

Contact:

For more information, contact:

Stephen Brown, CFO

(951) 300-0711

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SolarMax Technology, Inc. and Subsidiaries

Consolidated Balance Sheets

As of December 31, 2023 and December 31, 2022

	December 31, 2023	December 31, 2022

Assets
Current assets:
Cash and cash equivalents	$2,539,312	$3,821,952
Accounts receivable, net	4,176,322	5,933,477
Contract assets	549,118	4,701,498
Receivable from SPIC and project companies (Note 2)	3,728,865	3,822,123
Customer loans receivable, current, net	2,212,574	3,437,634
Inventories, net	1,341,397	3,404,902
Other receivables and current assets, net	5,373,997	3,964,259
Total current assets	19,921,585	29,085,845
Property and equipment, net	291,416	444,173
Operating lease right-of-use assets	5,411,820	6,884,362
Goodwill	7,584,779	7,774,472
Investments in unconsolidated solar project companies	9,698,308	9,054,759
Customer loans receivable, noncurrent, net	4,322,942	6,842,805
Deferred tax assets	189,226	107,628
Restricted cash, noncurrent	354,504	346,999
Other assets	880,621	937,185
Total assets	$48,655,201	$61,478,228

Liabilities and stockholders' deficit
Current liabilities:
Notes and accounts payable	$3,384,195	$2,231,432
Operating lease liabilities, current	1,497,555	1,523,106
Bank and other unsecured loans, current	2,000,000	2,033,451
Secured loans from related parties, current	11,358,658	10,500,000
Secured convertible notes, current	8,680,000	6,300,000
Contract liabilities	-	4,036,348
Accrued expenses and other payables	16,480,896	19,888,329
Total current liabilities	42,042,646	46,512,666
Operating lease liabilities, noncurrent	4,078,569	5,469,703
Secured loans from related parties, noncurrent, net of debt discount and issuance costs	7,000,000	8,858,658
Secured convertible notes, noncurrent, net of debt discount and issuance costs	7,269,768	13,295,829
Other liabilities	2,793,388	3,548,921
Total liabilities	64,543,029	77,685,777
Commitments and contingencies (Note 16)
Stockholders’ deficit:
Preferred stock, par value $0.001 per share; 15,000,000 shares authorized, none issued and outstanding as of December 31, 2023 and December 31, 2022	-	-
Common stock, par value $0.001 per share; 297,225,000 shares authorized, 40,983,881 shares issued, and 39,735,536 shares outstanding as of December 31, 2023 and December 31, 2022	40,984	40,984
Additional paid-in capital	55,786,634	55,786,634
Treasury stock, at cost, 1,248,345 shares at December 31, 2023 and December 31, 2022	(1,808,889)	(1,808,889)
Accumulated deficit	(68,623,969)	(69,058,755)
Accumulated other comprehensive loss	(1,282,588)	(1,167,523)
Total stockholders’ deficit	(15,887,828)	(16,207,549)
Total liabilities and stockholders’ deficit	$48,655,201	$61,478,228

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SolarMax Technology, Inc. and Subsidiaries

Consolidated Statements of Operations

For the Years Ended December 31, 2023 and 2022

	Years Ended December 31,
	2023	2022
Revenues	$54,139,330	$44,718,030
Cost of revenues	42,990,393	37,236,493
Gross profit	11,148,937	7,481,537
Operating expenses:
General and administrative	9,507,293	14,370,085
Selling and marketing	1,157,793	1,081,264
Total operating expense	10,665,086	15,451,349
Operating income (loss)	483,851	(7,969,812)
Other income (expense):
Interest income	68,853	61,617
Interest expense	(1,576,749)	(1,826,934)
Equity in income of solar project companies	864,132	493,648
Gain on debt extinguishment	26,821	1,946,635
Gain on early termination of lease	4,212	1,079,117
Other income (loss), net	499,472	(616,117)
Total other income (expense)	(113,259)	1,137,966
Income (loss) before income taxes	370,592	(6,831,846)
Income tax provision (benefit)	(64,194)	41,432
Net income (loss)	$434,786	$(6,873,278)
Net income (loss) per share
Basic	$0.01	$(0.17)
Diluted	$0.01	$(0.17)
Weighted average shares of common stock:
Basic	39,735,536	39,735,536
Diluted	40,025,153	39,735,536

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SolarMax Technology, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2023 and 2022

	Years Ended December 31,
	2023	2022

Operating activities
Net income (loss)	$434,786	$(6,873,278)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense	180,670	277,932
Amortization of loan discounts on customer loan receivables	(53,909)	(147,050)
Amortization of debt discount and debt issuance costs	180,760	171,775
Amortization of operating lease right-of-use assets	1,432,343	1,094,234
Provision for (recovery of) credit losses and loan losses	56,751	61,744
Provision for excess and obsolete inventories	110,863	70,364
Provision for warranty, customer care and production guaranty	639,279	536,494
Equity in income of investment in excess of distribution received	(864,132)	(493,648)
Deferred income tax provision	(84,194)	(92,740)
Gain on disposal of property and equipment	(21,449)	(80,290)
Gain on debt extinguishment	(26,821)	(1,946,635)
Gain on early termination of lease	(4,212)	(1,079,117)
Write off of capitalized merger costs	-	3,377,526
Other	295,348	-
Changes in operating assets and liabilities:
Accounts receivable	1,536,755	(3,095,068)
Contract assets	4,152,380	(2,140,577)
Unbilled receivables	-	4,814,095
Receivables from SPIC and project companies	372,247	8,078
Customer loans receivable	3,849,570	5,531,086
Inventories	1,952,642	(119,384)
Other receivables and current assets	(1,404,001)	(1,098,423)
Other assets	27,283	25,644
Notes and accounts payable	1,152,763	(2,580,829)
Operating lease liabilities	(1,372,274)	(1,091,303)
Contract Liabilities	(4,036,348)	2,649,370
Accrued expenses and other payables	(2,940,629)	(236,644)
Other liabilities	(1,379,324)	485,073
Net cash provided by (used in) operating activities	$3,814,900	$(1,971,571)
Investing activities
Issuance of note receivable to SPAC and Sponsor	$-	$(288,856)
Purchase of property and equipment	(27,999)	(83,466)
Proceeds from disposal of property and equipment	21,449	91,798
Net cash used in investing activities	(6,550)	(280,524)
Financing activities
Principal repayment on convertible notes	(4,800,000)	(7,050,000)
Principal repayment on borrowings	(33,451)	(68,240)
Repayment on equipment capital lease	(15,488)	(25,396)
Payments related to Uonone acquisition contingency (Note 14)	(6,841,501)	(356,329)
Proceeds from Uonone acquisition contingency (Note 14)	6,644,817	-
Net cash used in financing activities	(5,045,623)	(7,499,965)
Effect of exchange rate	(37,862)	518,737
Net decrease in cash, cash equivalents, and restricted cash	(1,275,135)	(9,233,323)
Cash, cash equivalents, and restricted cash, beginning of year	4,168,951	13,402,274
Cash, cash equivalents, and restricted cash, end of year	$2,893,816	$4,168,951

Supplemental disclosures of cash flow information:
Interest paid in cash	$1,086,314	$1,628,570
Income taxes paid in cash	$177,377	$4,520

Non-cash activities for investing and financing activities:
Right-of-use assets acquired through operating leases	$-	$6,274,652
Right-of-use assets acquired through operating leases, related party	$912,983	$5,165,503
Promissory note issued in lieu of a payable for rent and security deposit	$-	$1,358,658
Convertible notes issued to related parties in lieu of EB-5 loan payment	$1,000,000	$2,141,342
Cash balance at the beginning of the year:
Cash and cash equivalents	$3,821,952	$9,886,195
Restricted cash, current	-	3,195,731
Restricted cash, noncurrent	346,999	320,348
	$4,168,951	$13,402,274

Cash balance at the end of the year:
Cash and cash equivalents	$2,539,312	$3,821,952
Restricted cash, current	-	-
Restricted cash, noncurrent	354,504	346,999
	$2,893,816	$4,168,951

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